UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2018 (January 31, 2018)
 OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 31, 2018, OceanFirst Financial Corp. (the “Company”) completed its previously announced merger with Sun Bancorp, Inc. (“Sun”) pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2017 (the “Merger Agreement”), by and among the Company, Mercury Merger Sub Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and Sun, pursuant to which (i) Merger Sub merged with and into Sun (the “First-Step Merger”), with Sun surviving the First-Step Merger, and (ii) immediately following the completion of the First-Step Merger, Sun merged with and into the Company (the “Second-Step Merger” and, together with the First-Step Merger, the “Integrated Mergers”), with the Company surviving the Second-Step Merger. Following the consummation of the Integrated Mergers, Sun National Bank (“Sun Bank”), a national bank, merged with and into OceanFirst Bank, National Association, a national bank (“OceanFirst Bank”), with OceanFirst Bank surviving such merger (together with the Integrated Mergers, the “Transactions”).
On February 5, 2018, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Transactions and other related matters. The purpose of this filing is to amend the Form 8-K filed on February 5, 2018 to include the information required by Item 9.01(a) and Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The audited consolidated financial statements of Sun as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Sun’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, are filed as Exhibit 99.2 and incorporated herein by reference.
The unaudited consolidated financial statements of Sun as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, as well as the accompanying notes thereto, filed on Sun’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma financial information.
The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, giving effect to the merger between the Company and Sun, are filed as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.2
Audited consolidated financial statements of Sun Bancorp, Inc. as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Sun on March 10, 2017 (File No. 0-20957))

99.3
Unaudited consolidated financial statements of Sun Bancorp, Inc. as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Sun on November 9, 2017 (File No. 0-20957))

99.4
Unaudited pro forma condensed combined financial statements of OceanFirst Financial Corp. as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, giving effect to the merger between the Company and Sun

SIGNATURES
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer
Date: February 26, 2018

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.2
Audited consolidated financial statements of Sun Bancorp, Inc. as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Sun on March 10, 2017 (File No. 0-20957))

99.3
Unaudited consolidated financial statements of Sun Bancorp, Inc. as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Sun on November 9, 2017 (File No. 0-20957))

99.4
Unaudited pro forma condensed combined financial statements of OceanFirst Financial Corp. as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, giving effect to the merger between the Company and Sun